EXHIBIT 10.2

FIRST AMENDMENT TO 2008 STOCK OPTION PLAN

The Tekni-Plex, Inc. 2008 Stock Option Plan (the “Plan”) is hereby amended effective as of April 16, 2009 (the “Effective Date”) as follows:

1.         Amendment. Section 5(a) of the Plan shall be deleted in its entirety and replaced with the following:

            “Subject to Section 9 of the Plan, the aggregate number of shares of Common Stock in respect of which Options may be granted under the Plan is 420,000 shares;”

2.         Effect on the Plan. This Amendment shall not constitute a waiver, amendment or modification of any provision of the Plan not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Plan are and shall remain in full force and effect and are hereby ratified and confirmed. On and after the Effective Date, each reference in the Plan to “this Plan,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Plan as amended hereby. To the extent that a provision of this Amendment conflicts with or differs from a provision of the Plan, such provision of this Amendment shall prevail and govern for all purposes and in all respects.